Exhibit 10.23

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”) is made and entered into on February 28, 2024, by and between BARC Investments, LLC, a Delaware limited liability company (the “Standby Purchaser”), and AmBase Corporation, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, pursuant to a private placement of securities to existing stockholders of the Company (the “Equity Offering”), the Company proposes to offer and sell up to 44,200,460 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $0.20 per Share (the “Purchase Price”);

WHEREAS, the Shares are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered and sold only to existing stockholders of record of the Company as of February 28, 2024 (the “Record Date”) pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(c) promulgated thereunder;

WHEREAS, only those stockholders who qualify as accredited investors under Rule 501(a) of Regulation D of the Securities Act may purchase Shares in the Equity Offering, and each qualifying stockholder will be permitted to purchase up to his, her or its pro rata share of the Shares in the Equity Offering, based on the amount of shares of Common Stock owned by such stockholder as of the Record Date, in an amount equal to up to one hundred and eight and one-half percent (108.5%) of the number of shares of Common Stock beneficially owned by such stockholder as of the Record Date (the “Basic Subscription Privilege”);

WHEREAS, the Standby Purchaser has agreed to exercise its Basic Subscription Privilege with respect to all shares of Common Stock owned by it as of the Record Date, and purchase all shares of Common Stock issuable in respect of such Basic Subscription Privilege; and.

WHEREAS, in order to facilitate the Equity Offering, the Company has offered to the Standby Purchaser the opportunity, and the Standby Purchaser has agreed, to purchase in the Equity Offering, at the Purchase Price and subject to the terms and conditions of this Agreement, any shares of Common Stock that are not issued and sold in the Equity Offering to other stockholders of the Company pursuant to the stockholders’ exercise of their Basic Subscription Privilege (the “Unsubscribed Shares”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

Section 1.           Basic Subscription Privilege Commitment and Standby Purchase Commitment.

(a)          Basic Subscription Privilege Commitment. The Standby Purchaser hereby irrevocably agrees to exercise its Basic Subscription Privilege in full and to purchase from the Company at the Purchase Price the number of Shares equal to the Standby Purchaser’s Basic Subscription Privilege (the “Basic Subscription Privilege Amount”).

(b)          Standby Purchase Commitment. If and to the extent Unsubscribed Shares are not purchased by the Company’s stockholders pursuant to the exercise their Basic Subscription Privilege in connection with the Equity Offering, the Standby Purchaser hereby irrevocably agrees to purchase from the Company at the Purchase Price the Unsubscribed Shares, up to the full amount of shares of Common Stock offered by the Company in the Equity Offering (the “Unsubscribed Commitment Amount”).

(c)          Allocation of Unsubscribed Shares. Promptly following the expiration of the Equity Offering on March 29, 2024 (the “Subscription Deadline”), the Company will determine the amount of Unsubscribed Shares. Upon the Company’s determination of the number of Unsubscribed Shares, the Company promptly will notify the Standby Purchaser in writing of the aggregate amount of Unsubscribed Shares to be purchased by it, which amount may be less than the Commitment Amount (the “Allocated Amount”).

(d)          Closing.  On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the closing of the purchase and sale of the Standby Purchaser’s Basic Subscription Privilege Amount and the Allocated Amount (the “Closing”) shall take place concurrently with the closing of the Equity Offering by remotely by telephone or videoconference within five business days following the Subscription Deadline, or such other place, time or date as may be determined by the parties hereto (the “Closing Date”).  At the Closing, the Company shall deliver or cause to be delivered to the Standby Purchaser (or its designees) one or more certificates (or evidence of book-entry records) representing the shares of Common Stock issued to the Standby Purchaser and the Standby Purchaser shall deliver (or cause to be delivered) to the Company, in cash or other immediately available funds, the aggregate Purchase Price relating to such shares of Common Stock.

(d)          Withdrawal and Termination.  At any time prior to the Closing Date, the Company may in its sole discretion withdraw or terminate the Equity Offering. In the event that the Company withdraws or terminates the Equity Offering, the Company will return the Standby Purchaser’s payment, or portion thereof, if any, to the Standby Purchaser, without interest or other income, promptly thereafter.

Section 2.              Representations and Warranties of the Standby Purchaser. The Standby Purchaser represents and warrants to the Company as follows:

(a)          Existence and Good Standing; Authority.  The Standby Purchaser is a limited liability company validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease and carry on its business as presently conducted.

(b)          Authorization of Agreement; Enforceability.  This Agreement has been duly and validly authorized, executed and delivered by the Standby Purchaser. This Agreement is valid, binding and enforceable against the Standby Purchaser in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principals.

(c)          Accredited Investor.  The Standby Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and has furnished the Company with documentary evidence of its accredited investor status substantially in the form of Annex A to this Agreement, or delivered to the Third Party Investor Qualification Certificate in the form of Annex B to this Agreement. The documentary evidence of the Standby Purchaser’s accredited investor status furnished to the Company or the party issuing the Third Party Investor Qualification Certificate is true, accurate and complete.

(d          Information; Knowledge of Business.  The Standby Purchaser is familiar with the business in which the Company is engaged. The Standby Purchaser has knowledge and experience in financial and business matters; is familiar with the investments of the type that it is undertaking to purchase; is fully aware of the problems and risks involved in making an investment of this type; and is capable of evaluating the merits and risks of this investment. The Standby Purchaser acknowledges that, prior to executing this Agreement, it (and each of its representatives) has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.

(e)          Availability of Funds.  The Standby Purchaser has available sufficient funds to pay the full Commitment Amount if needed.

(f)          Investment Intent.  The Standby Purchaser is acquiring its Shares of Common Stock in the Equity Offering for its own account, with the intention of holding such Shares for investment and with no present intention of participating, directly or indirectly, in a distribution of the Shares.

(g)          No Manipulation or Stabilization of Price.  The Standby Purchaser has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and the Standby Purchaser is not aware of any such action taken or to be taken by any person.

Section 3.              Representations and Warranties of the Company.

(a)           Existence and Good Standing; Authority.  The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted.

(b)           Authorization of Agreement; Enforceability.  This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement is valid, binding and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principals.

(c)           Due Authorization and Issuance of Shares.  All of the shares of Common Stock to be issued pursuant to the Equity Offering and this Agreement will have been duly authorized for issuance prior to the Closing, and, when issued and sold for the consideration set forth in this Agreement in connection with the Equity Offering, will be validly issued, fully paid and non-assessable; and none of such shares of Common Stock will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Certificate of Incorporation, as amended, the Company’s Bylaws, as amended, or any material agreement or instrument to which the Company is a party or by which it is bound.

(d)           No Conflicts.  The Company is not in violation of its Certificate of Incorporation, as amended, or Bylaws, as amended, or in default under any agreement, indenture or instrument to which the Company is a party, the effect of which violation or default could reasonably be expected to have a material adverse effect on the Company, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any agreement, indenture or instrument to which the Company is a party which lien, charge or encumbrance could reasonably be expected to have a material adverse effect on the Company, or result in a violation of the Certificate of Incorporation or Bylaws of the Company or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or any of its property; and, except as required by the Securities Act, the Exchange Act, and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

(e)         SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof  (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f)          Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in (a) a material adverse effect on the legality, validity or enforceability of this Agreement, (b) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, or (c) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (a), (b) or (c), a “Material Adverse Effect”), (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Securities and Exchange Commission (the “Commission”), (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate (as such term is defined under the Securities Act), except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Shares contemplated by this Agreement and the Equity Offering, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its businesses, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed.

(g)        Litigation.  Except as disclosed in the SEC Reports, there is no material action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against or affecting the Company or its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”).  Except as disclosed in the SEC Reports, none of the Actions materially adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

Section 4.              Conditions to Closing.

(a)         Conditions to Both Parties’ Obligations.  The obligations of the Company and the Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Equity Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)        the Equity Offering will be consummated pursuant to separate subscription agreements with other stockholders of the Company exercising their Basic Subscription Privilege concurrently with the Closing of the issuance and sale of the Unsubscribed Shares to the Standby Purchaser pursuant to this Agreement;

(ii)          no judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Equity Offering or the transactions contemplated by this Agreement; and

(iii)         there has not been a Material Adverse Effect.

(b)           Conditions to Company’s Obligations.  The obligations of the Company to consummate the transactions contemplated hereunder in connection with the Equity Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)           the representations and warranties of the Standby Purchaser in Section 2 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and

(ii)           the Standby Purchaser shall have performed all of its obligations hereunder.

(c)         Conditions to Standby Purchaser’s Obligations.  The obligations of the Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Equity Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)           the representations and warranties of the Company in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and

(ii)           the Company shall have performed all of its obligations hereunder.

Section 5.              Survival. The representations and warranties of the parties contained in this Agreement or in any certificate delivered hereunder shall survive the Closing hereunder.

Section 6.              Covenants.

(a)          Standby Purchaser Information. The Standby Purchaser agrees to furnish to the Company all information with respect to the Standby Purchaser that may be necessary or appropriate and will make any information furnished to the Company for the Prospectus by the Standby Purchaser not contain any untrue statement of material fact or omit to state a material fact required to be disclosed in any SEC Reports of the Company, including any SEC Reports that must be filed with the Commission in respect of the Closing of the Equity Offering, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)          Transfer Restrictions. The Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Shares other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(c)           Legend. The Standby Purchaser agree to the imprinting or book-entry of a legend on any of the Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(d)          Preemptive Rights. The Standby Purchaser shall have preemptive rights to purchase such number of Shares as shall be required to maintain its proportionate equity interest in the Company upon the future issuance of shares of Common Stock of any class, whether with or without voting privileges, under the same terms and conditions and for the same consideration as such shares are offered or sold to any other person. The Standby Purchaser shall also have preemptive rights to purchase, upon the future issuance of any securities of the Company (including, without limitation, preferred stock, warrants, options or contracts (other than warrants, options or contracts issued to or entered into with employees or directors of the Company, or any subsidiary or Affiliate thereof who were not shareholders of the Company on the date of this Agreement), or contracts exercisable for or convertible into common stock of any class) as shall be required to maintain its proportionate equity interest in the Company, upon the same terms and for the same consideration as such securities are sold to any other person. The preemptive rights established pursuant to this Section 6(d) shall not apply to (i) any issuance of shares of Common Stock or other securities issued in connection with the acquisition of stock or assets of any person not affiliated with any stockholder, (ii) any shares of Common Stock issued upon the exercise of stock options granted to employees of the Company or pursuant to employee benefit plans, or (iii) the sale of any shares of Common Stock which had previously been issued (or securities exercisable for or convertible into such shares).

Section 7.              Termination.

(a)           By Standby Purchaser.  The Standby Purchaser may terminate this Agreement (i) upon the occurrence of a suspension of the quotation of the Common Stock on the pink sheets, (ii) any suspension of payments with respect to banks in the United States or a declaration of war or national emergency in the United States, or (iii) if the Company materially breaches its obligations under this Agreement and such breach is not cured within five business days following written notice to the Company.

(b)           By the Company.  The Company may terminate this Agreement (i) in the event the Company, in its reasonable judgment, determines that it is not in the best interests of the Company and its stockholders to proceed with the Equity Offering, (ii) if consummation of the Equity Offering is prohibited by applicable law, rules or regulations, or (iii) if the Standby Purchaser materially breaches its obligations under this Agreement and such breach is not cured within five business days following written notice to the Standby Purchaser.

(c)           Other.  This Agreement shall terminate upon the parties’ mutual consent.

(d)           Effect of Termination.  The Company and the Standby Purchaser hereby agree that any termination of this Agreement pursuant to this Section 7 (other than termination by one party in the event of a breach of this Agreement by the other party or a misrepresentation of any of the statements made hereby by the other party), shall be without liability to the Company or the Standby Purchaser.

Section 8.            Notices.  All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the third (3rd) business day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (c) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:

Richard A. Bianco
President and Chief Executive Officer
12 Lincoln Blvd. Suite 202
Emerson, NJ 07630
(201) 265-0167 (ph)

With a copy (which shall not constitute notice to the Company) to:

David Warburg
Seyfarth Shaw LLP
620 Eighth Avenue, 33rd Floor
New York, NY 10018
(212) 218-4653 (ph)

If to the Standby Purchaser:

BARC Investments, LLC
c/o Barry M. Strauss Assoc. LTD.
307 Fifth Ave., 8th Floor
New York, NY 10016-6517
Attn. Michael Canter

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 8.

Section 9.              Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Standby Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 10.           Indemnification.  To the fullest extent permitted by law, the Standby Purchaser hereby agrees to indemnify and hold harmless the Company, its affiliates, and their respective directors, officers and authorized agents from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of any breach of any representation, warranty, covenant or undertaking made by or on behalf of the Standby Purchaser in this Agreement.

Section 11.            Governing Law; Jurisdiction; Service of Process; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  ANY DISPUTES ARISING FROM, OR BASED ON ANY RIGHT ARISING OUT OF OR IN ANY WAY RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, CITY OF NEW YORK, OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) FOR SUCH LIMITED PURPOSE IN ANY SUCH PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN FOR SUCH LIMITED PURPOSE.  PROCESS IN ANY PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE SERVED ON EITHER PARTY ANYWHERE IN THE WORLD. EACH PARTY HERETO VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.  THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY LAW, THAT A FINAL AND NONAPPEALABLE JUDGMENT AGAINST A PARTY IN ANY ACTION OR PROCEEDING CONTEMPLATED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT.

Section 12.           Amendments. This Agreement may be modified or amended only by a written agreement, executed by both the Company and the Standby Purchaser, that specifically references this Agreement and the term(s) to be modified or amended and further specifies that it is intended to modify or amend such term(s).

Section 13.           Severability. If any provision of this Agreement shall be invalid under the applicable law of any jurisdiction, the remainder of this Agreement shall not be affected thereby.

Section 14.            Miscellaneous.

(a)           Notwithstanding any term to the contrary herein, no person other than the Company or the Standby Purchaser shall be entitled to rely on and/or have the benefit of, as a third party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement.

(b)          The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(c)          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

(d)         The Standby Purchaser shall not assign this Agreement or any of its rights hereunder without the Company’s prior written consent.

(e)           Each party to this Agreement shall pay his, her or its own costs and expenses (including attorney fees) incurred in connection with the Equity Offering and the other transactions contemplated by this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Standby Purchaser has executed this Agreement on and as of the date first set forth above.

STANDBY PURCHASER:

BARC INVESTMENTS, LLC

		By:	/s/ Alessandra Bianco
		Name:	Alessandra Bianco
		Title:	Member

ACCEPTED AND AGREED:

AMBASE CORPORATION

By:	/s/ John Ferrara
Name:	John Ferrara
Title:	V.P. & CFO

Standby Purchase Agreement Signature Page

ANNEX A

Documentary Evidence of Accredited Investor Status

Any one or more of the following documents dated within 90 days prior to the closing evidencing assets of not less than $5 million in the aggregate:

(a)	bank statements;

(b)	brokerage statements and other statements of securities holdings; and

(c)	certificates of deposit, tax assessments, and appraisal reports issued by independent third parties.

ANNEX B

THIRD-PARTY INVESTOR QUALIFICATION CERTIFICATION

The undersigned understands that this certification (the “Certification”) will be relied upon by AmBase Corporation, a Delaware Corporation (the “Company”), in determining the status of the person identified below as an “accredited investor.”  The undersigned understands that no sale of securities will be made to such person unless such person is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).   The undersigned understands that the Company intends to rely on Rule 506(c) of the Securities Act as a safe harbor from the registration requirements under the Securities Act.

The undersigned hereby certifies as follows:

1.	[The undersigned is authorized to sign this Certificate on behalf of my firm and that] [the undersigned is]/[the undersigned’s firm is] one of the following (please check one):

☐	a registered broker-dealer as that term is defined under the Securities Exchange Act of 1934, as amended; or

☐	an SEC-registered investment adviser, registered under the Investment Advisers Act of 1940, as amended; or

☐	an attorney licensed in the United States; or

☐	a certified public accountant.]

2.          The undersigned has taken all reasonable steps necessary to verify that BARC Investments, LLC (the “Investor”) is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act.

3.          When determining the reasonableness of the steps undertaken to verify that the person identified in paragraph (2) above is an accredited investor, the undersigned considered a number of factors, including: (i) the nature of the person and the type of accredited investor that such person claims to be; (ii) the amount and type of information that the undersigned has about such person; and (iii) the nature of the offering, such as the manner in which such person was solicited to participate in the offering, and the terms of the offering, such as a minimum investment amount.

4.          The undersigned’s performance of reasonable steps to verify accredited investor status included obtaining one or more of the following documents evidencing assets of not less than $5 million in the aggregate:

(a)	bank statements;

(b)	brokerage statements and other statements of securities holdings; and

(c)	certificates of deposit, tax assessments, and appraisal reports issued by independent third parties.

5.          The statements contained in this Certification are based upon the undersigned’s familiarity with the documentation obtained and actions taken by the undersigned to verify accredited investor status.

6.          The undersigned will retain adequate records that document the steps taken to verify that the above-identified person is an accredited investor.

7.          The undersigned knows of no facts, circumstances or events that are contrary to or inconsistent with the statements contained in this Certification.

8.           The undersigned will notify the Company if anything in this Certification ceases to be true.

9.          The undersigned agrees to indemnify the Company and its affiliates and hold them harmless from any liability that they may incur as a result of the undersigned’s failure to perform reasonable steps as provided above to verify accredited investor status.

10.         The undersigned agrees to indemnify the Company and its affiliates and hold them harmless from any liability that they may incur as a result of this Certification being untrue in any respect.

11.         The undersigned confirms that copies of this Certification together with all supporting documentation have been furnished to the Company.

12.         The undersigned acknowledges that this Certification and any supporting documentation may be furnished to government agencies, offices or bodies upon their request.

By signing this Certification, the undersigned affirms that the above statements are accurate.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certification on the date set forth below.

Dated: ________________, 2024

[Name of Certifying Person]

By:
Name:
Title: